UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2009

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware                                                                                    16-0837866
(State or other jurisdiction                                                                                               (IRS Employer
of incorporation)                                                                                    Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition

On November 12, 2009 Servotronics, Inc. issued a press release announcing its financial results for the period ended September 30, 2009. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Servotronics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                      Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

99.1     Servotronics, Inc. Press Release issued on November 12, 2009.
Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           November 13, 2009
Servotronics, Inc.

By:	/s/ Cari L. Jaroslawsky
Cari L. Jaroslawsky
Chief Financial Officer

Exhibit Index

Exhibit No.                                Description

99.1                                    Servotronics, Inc. Press Release issued on November 12, 2009.